UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 30, 2024

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.
001-38646	Dow Inc.	Delaware	30-1128146
2211 H.H. Dow Way, Midland, MI 48674
(989) 636-1000
001-03433	The Dow Chemical Company	Delaware	38-1285128
2211 H.H. Dow Way, Midland, MI 48674
(989) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange
The Dow Chemical Company	0.500% Notes due March 15, 2027	DOW/27	New York Stock Exchange
The Dow Chemical Company	1.125% Notes due March 15, 2032	DOW/32	New York Stock Exchange
The Dow Chemical Company	1.875% Notes due March 15, 2040	DOW/40	New York Stock Exchange
The Dow Chemical Company	4.625% Notes due October 1, 2044	DOW/44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Dow Inc.	☐	The Dow Chemical Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Dow Inc.	☐	The Dow Chemical Company	☐

Section 8 - Other Events

Item 8.01 Other Events.

The documents listed below (the "Documents") are required to be filed as exhibits to Dow Inc. and The Dow Chemical Company Annual Report on Form 10-K (the "10‑K") for the year ended December 31, 2023. For administrative convenience and to avoid further increasing the size of the 10-K, the Company is filing the Documents as exhibits to this optional Current Report on Form 8-K and will incorporate the Documents into the 10‑K by reference hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit No.	Exhibit Description
4.5	Description of Securities registered under Section 12 of the Securities Exchange Act of 1934.

10.5.8	Form of Performance Stock Unit Award Agreement under the Dow Inc. 2019 Stock Incentive Plan effective as of December 13, 2023.

10.5.9	Form of Restricted Stock Unit Award Agreement under the Dow Inc. 2019 Stock Incentive Plan effective as of December 13, 2023.

10.5.10	Form of Stock Appreciation Right Award Agreement under the Dow Inc. 2019 Stock Incentive Plan effective as of December 13, 2023.

10.5.11	Form of Stock Option Award Agreement under the Dow Inc. 2019 Stock Incentive Plan effective as of December 13, 2023.

10.6	The Dow Chemical Company Executives' Supplemental Retirement Plan – Restricted and Cadre Benefits, restated and effective as of January 1, 2024.

10.7	The Dow Chemical Company Executives' Supplemental Retirement Plan – Supplemental Benefits, restated and effective as of January 1, 2024.

10.9	The Dow Chemical Company Elective Deferral Plan (Post 2004), restated and effective as of January 1, 2024.

104	Cover Page Interactive Data File. The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded with the Inline XBRL document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW INC.
THE DOW CHEMICAL COMPANY
Date: January 30, 2024

/s/ RONALD C. EDMONDS
Ronald C. Edmonds
Controller and Vice President of Controllers and Tax